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Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

        This First Amendment ("Amendment") to Agreement for Purchase and Sale, dated as of August 16, 2004, by and among CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership and CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership (each a "Selling Entity" and collectively, "Seller"), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership ("Buyer").

RECITALS:

        A.    Buyer and Seller have previously entered into that certain Agreement for Purchase and Sale, dated as of August 11, 2004 (the "Purchase Agreement"). All initially-capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Purchase Agreement.

        B.    Whereas, Buyer has requested a nine (9) day extension of the Contingency Period so that the Contingency Period would expire on August 25, 2004.

        C.    Whereas, Seller has agreed to grant such extension request.

        D.    Buyer and Seller now wish to amend the Purchase Agreement as set forth herein to provide for a nine (9) day extension of the Contingency Period.

        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, Buyer and Seller hereby agree as follows:

        1.     The definition of "Contingency Period" as it appears in the first sentence of Section 2.2 of the Purchase Agreement is hereby amended to read in its entirety as follows:

  Buyer shall have from the Effective Date until August 25, 2004 (such period being referred to herein as the "Contingency Period") to review and approve the matters described in Sections 2.1(b)-(f) above in Buyer's sole discretion (title and survey review and approval shall be governed by the provisions of Section 4.1 below).

        2.     The Purchase Agreement, as amended by this Amendment, continues in full force and effect and embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. The Purchase Agreement may be further amended or supplemented only by an instrument in writing executed by both parties. If there is a contradiction between the terms of the Purchase Agreement and this Amendment, then the terms of this Amendment shall control.

        3.     This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one instrument. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below.

Date of Execution: August 16, 2004
SELLER: CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership
By: CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership
By:	CW INDUSTRIAL B TEXAS, LLC, a Delaware limited liability company, its General Partner
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Date of Execution: August 16, 2004
BUYER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
By: DIVIDEND CAPITAL TRUST INC., a Maryland corporation, its sole general partner
	By:	/s/ TERESA L. CORRAL Name: Teresa L. Corral Its: Vice President

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  Exhibit 10.2
FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
RECITALS